UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2008
Digital Angel Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 561-276-0477
Applied Digital Solutions, Inc.

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Section 8 — Other Events
Item 8.01 Other Events
     The Company held its annual meeting of stockholders on June 20, 2008. At this meeting, the stockholders approved all the proposals stated in the Definitive Proxy Statement on Form DEF 14A filed with the Securities Exchange Commission on April 29, 2008.
     Therefore, the Company’s Certificate of Incorporation was amended on June 20, 2008 to change the Company’s name from Applied Digital Solutions, Inc. to Digital Angel Corporation and to increase the number of authorized shares of common stock from 165,000,000 to 190,000,000 shares. In addition, the number of authorized shares of common stock issuable under the 2003 Flexible Stock Plan was increased from 5,200,000 to 7,000,000, effective June 20, 2008.
     Effective May 13, 2008, the Company’s subsidiary, Digital Angel Corporation, amended its Certificate of Incorporation to change its name from Digital Angel Corporation to Destron Fearing Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
By:	/s/ Lorraine M. Breece
	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Chief Financial Officer

Dated: June 23, 2008

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